SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2004

METROPOLITAN HEALTH NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

0-28456 (Commission file number)	65-0635748 (I.R.S. Employer Identification No.)

250 Australian Avenue South, Suite 400
West Palm Beach, Fl. 33401
(Address of principal executive offices)

(561) 805-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Martin W. Harrison, M.D., who serves on the registrant’s Board of Directors, has informed the registrant that he has adopted a Rule 10b5-1 personal trading plan pursuant to Rule 10b5-1(c) of the Securities Exchange Act of 1934, as amended, relating to future sales of Metropolitan Health Networks, Inc. (OTCBB:MDPA) common stock beneficially owned by him.

A copy of the Registrant’s press release dated October 1, 2004 announcing the plan is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of Metropolitan Health Networks, Inc. dated October 1, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2004

METROPOLITAN HEALTH NETWORKS, INC.
By:	/s/ Michael M. Earley
	Name:	Michael M. Earley
	Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

99.1 Press Release dated October 1, 2004